Equinox Campbell Strategy Fund

Class A Shares: EBSAX

Class I Shares: EBSIX

Class C Shares: EBSCX

Class P Shares: EBSPX

Equinox Chesapeake Strategy Fund

Class A Shares: ECHAX

Class I Shares: EQCHX

Class C Shares: ECHCX

Supplement dated December 14, 2015 to the Statement of Additional Information dated August 5, 2015

Effective as of the date of this Supplement, the Fund has revised its sales charge waiver policy to include the following:

Whether a sales charge waiver is available for the retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

This Supplement, and the existing Statement of Additional Information dated August 5, 2015, provide relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the U.S. Securities and Exchange Commission, is incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-888-643-3431.

Supplement dated December 14, 2015